UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported): September 27, 2007

Alternative Loan Trust 2007-HY9
(Exact name of the issuing entity)
Commission File Number of the issuing entity:  333-140962-26

CWALT, Inc.
(Exact name of the depositor as specified in its charter)
Commission File Number of the depositor:  333-140962

Countrywide Home Loans, Inc.
(Exact name of the sponsor as specified in its charter)

Delaware	87-0698307
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation of the depositor)	Identification No. of the depositor)

4500 Park Granada
Calabasas, California	91302
(Address of Principal	(Zip Code)
Executive Offices of the depositor)

The depositor’s telephone number, including area code (818) 225-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1          Registrant’s Business and Operations

Item 1.01          Entry into a Material Definitive Agreement.

On September 27, 2007, with the consent of 100% of the Holders of the Class A-1 Certificates, CWALT, Inc. (the “Company”) entered into an Amended and Restate Pooling and Servicing Agreement, dated as of July 1, 2007 (the “Amended Agreement”), to amend the Pooling and Servicing Agreement, dated as of July 1, 2007, and filed on Form 8-K/A on August 23, 2007 (the “Pooling and Servicing Agreement”), each of which is by and among the Company, as depositor, Countrywide Home Loans, Inc, as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer and The Bank of New York, as trustee.  Capitalized terms not otherwise defined herein have the meanings assigned to such terms in the Amended Agreement.

The Amended Agreement provides:  (i) that the Class A-1 Certificates be a publicly registered Class of Certificates, (ii) for the issuance of two additional Classes of Certificates designated as the Class A-2 and Class A-3 Certificates, (iii) that the Class A-1 Certificates be exchangeable for the Class A-2 and Class A-3 Certificates and (iv) that any Applied Realized Loss Amounts that would otherwise be allocated to the Class A-2 Certificates would instead be allocated to the Class A-3 Certificates, until its Class Certificate Balance is reduced to zero.  The Amended Agreement is annexed hereto as Exhibit 4.1.

Section 8         Other Events

Item 8.01         Other Events.

Sidley Austin LLP, as special counsel for the Company, has issued an unqualified legality and tax opinion regarding the public issuance of the Class A-1, Class A-2 and Class A-3 Certificates, and has given its consent to the filing of such opinion on this Form 8-K.  Such legality and tax opinion, and consent are annexed hereto as Exhibits 5.1, 8.1 and 23.1.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)   Financial statements of business acquired.

Not applicable.

(b)   Pro forma financial information.

Not applicable.

(c)   Shell Company Transactions.

Not applicable.

(d)   Exhibits

Exhibit No.	Description

4.1	Amended Agreement, dated as of July 1, 2007, among the Company, the Sellers, the Master Servicer and the Trustee.

5.1	Legality Opinion of Sidley Austin LLP.

8.1	Tax Opinion of Sidley Austin LLP (included in Exhibit 5.1).

23.1	Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CWALT, INC. By: /s/ Darren Bigby Name: Darren Bigby Title: Executive Vice President

Dated:  September 28, 2007

Exhibit Index

Exhibit		Page

4.1	Amended Agreement, dated as of July 1, 2007, among the Company, the Sellers, the Master Servicer and the Trustee.	6

5.1	Legality Opinion of Sidley Austin LLP	135

8.1	Tax Opinion of Sidley Austin LLP (included in Exhibit 5.1)	135

23.1	Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1)	135